Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of WatchGuard Technologies, Inc. (the “Company”) for the period ended December 31, 2002 (the “Report”), I, Michael E. McConnell, Senior Vice President, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 26, 2003

By:	/s/ MICHAEL E. MCCONNELL
Michael E. McConnell Senior Vice President, Chief Financial Officer and Treasurer